SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  November 25, 1996

STRUCTURED ASSET SECURITIES CORPORATION (as depositor under the Trust Agreement dated as of May 1, 1995 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1995-1)


            Structured Asset Securities Corporation, Series 1995-1
             (Exact name of registrant as specified in its charter)



    Delaware                          33-48771-06                  74-2440850

(State or Other Jurisdiction        (Commission              (I.R.S.Employer
of Incorporation)                     File Number)        Identification No.)


c/o The First National Bank of Chicago,
Corporate Trust Services Division- 9th Floor
1 N. State Street, Chicago, IL                             60670-0126
(Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code:     (312) 407-1902

Item 5.        Other Events

               On behalf of Structured Asset Securities
               Corporation Mortgage Pass-Through Certificates Series 1995-1, a Trust created pursuant to the Trust Agreement, dated May 1, 1995, by The
               First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated November
               25, 1996. The Monthly Report is filed pursuant to and in accordance with current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Class A and Class B Certificates, Due January 25, 2026.


               A.     Monthly Report Information:
                      Aggregate distribution information for the current distribution dated November 25, 1996.
                      Principal     Interest       Ending Balance

                      $1,101,026.55   $358,620.80    $59,476,332.52

               B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

               C.     Have any deficiencies occurred?   NO.
                             Date:
                             Amount:

               D.     Were any amounts paid or are any amounts payable
                      under the Certificate Guaranty Insurance Policy?   NO
                      Amount:

               E. Are there any developments with respect to the Certificate Guaranty Insurance Policy?
                      NONE.

               F.     Item 1: Legal Proceedings:   NONE

               G.     Item 2: Changes in Securities:      NONE

               H.     Item 4: Submission of Matters to a Vote of Security
                      Holders:
                      NONE

               I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

               1.     Monthly Distribution Report for November 25, 1996.




                    STRUCTURED ASSETS SECURITIES CORPORATION
                          MORTGAGE PASS-THROUGH CERTIFICATES
                                   SERIES 1995-1


                                  CERTIFICATE HOLDERS' REPORT
Distribution Date:                    25-Nov-96



        Beginning
       Certificate     Principal     Interest         Total
Class    Balance     Distribution  Distribution   Distribution
  A      57322528.68   1101026.55     338721.80       1439748.35
  B       3249067.12         0.00      19898.40         19898.40

  R           100.00         0.00          0.60             0.60
Total    60571695.80   1101026.55     358620.80       1459647.35

                                      Ending
         Deferred      Realized    Certificate
Class    Interest       Losses       Balance
  A          5653.27 NA              56227155.4
  B                0            0    3249067.12

  R                0 NA                     100
Total        5653.27            0   59476322.52

           AMOUNTS PER $1,000 UNIT

        Principal      Interest       Total
Class  Distribution  Distribution  Distribution
  A      15.04145974   4.62738189   19.66884163
  B       0.00000000   6.12434255    6.12434255
  R       0.00000000   6.00000000    6.00000000

                                      Ending
         Deferred      Realized    Certificate
Class    Interest       Losses       Balance
  A       0.07723105   0.00000000  768.13633075
  B       0.00000000   0.00000000 1000.00000000
  R       0.00000000   0.00000000 1000.00000000
























                             Information pursuant to Section 4.3 (a) of the
                                      Trust Agreement dated May 1, 1995

i.  Principal Distributions       See Above

                                  Summary of Principal Collections:
                                  Scheduled Principal                $45,249.39
                                  Prepayments                     $1,056,610.52
                                  Other Principal                      ($834.29)
                                        Total Principal           $1,101,025.62

ii.  Interest Distributions       See Above

iii.  Class R Distributions       See Above

iv.  Master Servicer Advances:    Principal and Interest Advances    $20,695.13
                                  Taxes and Insurance Advances            $0.00
                                  Other Expense Advances                  $0.00

v.  Aggregate Principal Balance of the Mortgage Loans            $59,511,012.94
                 as of the Due Date
vi.  Aggregate Certificate Balances and allocation of Realized Losses See Above

vii.  Servicing Fees   $18,928.80
       Insurance Prem   $6,687.64

viii.  Delinquency Information                     Aggregate
                                                    Scheduled
                                      Number    Principal Balance
           Total Loans Remaining            349   $59,476,475.81
           One Month Delinquent               3      $446,453.65
           Two Months Delinquent              1      $208,807.20
   Three Months or More Delinquent            0            $0.00
           Loans in Foreclosure               1      $141,966.16
           Loans in Bankruptcy                0            $0.00
           Loans moved to REO                 0            $0.00

ix.  Book Value of REO Properties as of Due Date           $0.00

x.  REO Information
     Loans that become REO Properties during the preceding calendar month:

     Loan Number                  Principal Balance
     NONE                         NONE




     Prior Number of REO Properties                            0




xi.  Substitution Information

                     Balance of   Balance of Related
                     Deleted Loan Substitution Loan
                     NONE         NONE











xii.   Realized Losses and their Allocation to the Certificates

                        Principal      Interest
                           Losses        Losses
     Class A                $0.00         $0.00
     Class B                $0.00         $0.00
     Class R                $0.00         $0.00
     Total                  $0.00         $0.00

xiii.  Interest due, but unpaid, to the Certificates

                       Beginning   Distribution      Current        Remaining
                       Interest    of Interest   Period Interest    Interest
                      Shortfalls    Shortfalls     Shortfalls      Shortfalls
     Class A                $0.00         $0.00            $0.00          $0.00
     Class B                $0.00         $0.00            $0.00          $0.00
     Class R                $0.00         $0.00            $0.00          $0.00


xiv.  Certificate Pass-Through Rates:    See Above

xv.  Substitution Information since the end of the preceding Due Period

                                                   Aggregate
                                                    Principal
                                         Number      Balance
    Deleted Mortgage Loans                    0            $0.00
    Qualifying Substitute Mortgage            0            $0.00

xvi.  Shortfalls in deposits to the Certificate            $0.00


Additional Information

A. Unadvanced Prepayment Interest Shortfall and Unpaid Trust Fund Taxes allocated to the Certificates
                      Unadvanced   Unpaid Taxes
                      Prepayment    Allocated
                       Interest       to the
                       Shortfall   Certificates
     Class A                $0.00         $0.00
     Class B                $0.00         $0.00
     Class R                $0.00         $0.00
     Total                  $0.00         $0.00

B.  Beginning and Ending Certificate Factors

                       Beginning      Ending
                      Certificate  Certificate
                        Factor        Factor
     Class A           0.78310056    0.76813633
     Class B           1.00000000    1.00000000
     Class R           1.00000000    1.00000000

C.  Insured Payment Amount                $0.00








      Net Insured Payment Amount          $0.00

D.  Amount by which the Certificate Insurer is Subrogated to Class A

                   Current Period         $0.00
                     Cumulative           $0.00

E.  Reimbursement of Subrogated Amounts to Certificate Insurer            $0.00




                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


               STRUCTURED ASSET SECURITIES CORP. MORTGAGE
               PASS-THROUGH CERTIFICATE SERIES 1995-1



                                    By
                                       Name:       Barbara Grosse
                                       Title:      Assistant Vice President

Dated:         November 29, 1996